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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 24, 2003

THE J. JILL GROUP, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-22480 (Commission File Number)	04-2973769 (IRS Employer Identification No.)
4 Batterymarch Park, Quincy, MA 02169-7468 (Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (617) 376-4300

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

  (c)
  Exhibits

  99.1
  July 24, 2003 Press Release

Item 9. Regulation FD Disclosure

        The following information (including the exhibit hereto) is furnished under this Item 9 solely in satisfaction of Item 12, "Results of Operations and Financial Condition" in accordance with interim procedures promulgated by the Securities and Exchange Commission in Release No. 33-8216. Additionally, as provided in SEC Release No. 33-8216, this information (including the exhibit hereto) shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

        On June 24, 2003, The J. Jill Group, Inc. issued a press release reporting its financial results for its fiscal quarter ended June 28, 2003. A copy of the press release is set forth as Exhibit 99.1 and is incorporated by reference herein.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE J. JILL GROUP, INC.
Date: July 24, 2003	By:	/s/ OLGA L. CONLEY Olga L. Conley President—Corporate Services, Chief Financial Officer and Treasurer (Principal Financial Officer)

EXHIBIT INDEX

Number	Description
99.1	July 24, 2003 Press Release

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SIGNATURES
EXHIBIT INDEX